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                                                              EXHIBIT (15)(i)(1)

                                     FORM OF

                                  SCHEDULE A-2

                         EATON VANCE MUTUAL FUNDS TRUST
                              CLASS A SERVICE PLAN
                            EFFECTIVE: MARCH 2, 1998


                         Name of Fund Adopting this Plan
                         -------------------------------

                Eaton Vance Tax-Managed International Growth Fund